WESTCORE TRUST

Supplement dated April 1, 2013 to the Westcore Equity and Bond Funds Prospectus dated April 30, 2012, as supplemented, and the Westcore International Small-Cap Fund Summary Prospectus dated April 30, 2012, as amended.

Effective as of the close of business on April 29, 2013, the Westcore International Small-Cap Fund will close to all purchase activity (including exchanges from other Funds in the Trust) with the exception of dividend reinvestment.

The Board of Trustees reserves the right to re-open the Westcore International Small-Cap Fund to purchase activity at any time subject to such considerations as it deems appropriate.

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